                                                                    EXHIBIT 10.1
                               SYNCRONYS SOFTCORP
                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

THE DEBENTURES AND WARRANTS BEING SUBSCRIBED FOR HEREIN AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE DEBENTURES AND EXERCISE OF THE WARRANTS HAVE
NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("THE COMMISSION") UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN SUCH SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY ANY U.S. FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, PASSED UPON, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ANY INFORMATION PROVIDED BY THE COMPANY TO POTENTIAL INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offering (the "Offering") and subscription by the undersigned for 10% Convertible Debentures (the "Debentures") of SYNCRONYS SOFTCORP, a Nevada corporation (the "Company"), due on May 17, 1999, and offered in denominations of at least Fifty Thousand Dollars ($50,000.00) and integral multiples of Ten Thousand Dollars ($10,000.00) in excess thereof up to a maximum aggregate principal amount of Thirteen Million Dollars ($13,000,000.00). Each Debenture is accompanied by a warrant or warrants to purchase a number of common shares of the Company equal to the original aggregate principal amount of the Debenture divided by the Fixed Conversion Price as defined in the Debenture (the "Warrants"), at an exercise price equal to $5.50 per share, exercisable beginning one hundred five
(105) days after the Last Closing (as defined in Section 2.1 below), and having a five (5) year term. The terms of the Debentures, including the terms on which the Debentures may be converted into common stock, $.0001 par value of the Company (the "Common Stock"), are set forth in the Debenture, substantially in the form attached hereto as Exhibit A. The terms of the Warrants including the terms on which the Warrants may be exercised for Common Stock, are set forth in the Warrant, in the form attached hereto as Exhibit B. The solicitation of this subscription and, if accepted by the Company, the offer and sale of debentures and accompanying Warrants, are being made in reliance upon the provisions of Regulation S. The Debentures, the Warrants and the shares of Common Stock issuable upon conversion or exercise thereof (the "Shares") are sometimes referred to herein collectively as the "Securities." The Subscriber wishes to subscribe for Debentures in the amount set forth in
Section 19 and the accompanying Warrants in accordance with the terms and conditions of the form of Debenture, the Warrants and this Agreement.






Syncronys Subscription Final

It is agreed as follows:

1. Offer to Subscribe; Purchase Price; Closing; Placement Fees; and Conditions to Subscriber's Obligations.

         1.1 Offer to Subscriber; Purchase Price. Subject to satisfaction of the conditions to Closing set forth below, the Subscriber hereby subscribes for and agrees to purchase the aggregate principal amount of Debentures with the appropriate number of accompanying Warrants (as determined above) for a purchase price set forth in Section 19 of this Agreement.

         1.2 Closing. The closing of the sale and purchase of the Debentures and accompanying Warrants ("Closing") will occur upon (i) the satisfaction of all conditions described in this Agreement, (ii) the sale in this Offering of at least Three Million Dollars ($3,000,000.00) of aggregate principal amount of Debentures (the "Minimum Amount"), and no more than Thirteen Million Dollars ($13,000,000.00) of aggregate principal amount of Debentures (the "Maximum Amount"), and
                 (iii) the satisfaction (or waiver) of all conditions required by the Escrow Agreement ("Escrow Agreement"), defined as the agreement among the Company, Swartz Investments, LLC ("Placement Agent") and First Union National Bank ("Escrow Agent") regarding this Offering. As soon as subscriptions for at least the Minimum Amount have been accepted by the Company, in accordance with the terms of this Agreement, the Company shall close on the Minimum Amount. Thereafter, the Company may, at its option, conduct one or more additional Closings until the Maximum Amount has been reached.

         1.3 Placement Fees. The parties hereto acknowledge that the Placement Agent for this Offering will be compensated by the Company in cash and warrants to purchase Common Stock of the Company. The Placement Agent has acted solely as placement agent in connection with the Offering by the Company of the Debentures and Warrants pursuant to this Agreement. The information and data contained in the Disclosure Documents (as defined in Section 2.2 below) including, but not limited to, the Risk Factors (as discussed in Section 2.3 below) have not been subjected to independent verification by Placement Agent, and no representation or warranty is made by Placement Agent as to the accuracy or completeness of the information contained in the Disclosure Documents, including any Risk Factors, or any tax advice or legal advice.

         1.4 Conditions to Subscriber's Obligations. The Subscriber's obligations hereunder are further conditioned upon the following:

                 (i) the following documents have been deposited with the Company's Escrow Agent: the Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (executed by the Company), the Opinion of Counsel, substantially in the form attached hereto as Exhibit D (signed by Company's counsel), the Irrevocable Instructions to Transfer Agent, substantially in the form attached hereto as Exhibit E (executed by Company and transfer agent), the Subscriber's Debenture(s) executed by the Company, substantially in the form attached hereto as Exhibit A, and the Subscriber's Warrant(s) executed by the Company, substantially in the form attached hereto as Exhibit B;

                 (ii) the Company has entered into an Escrow and Pledge Agreement (substantially in the form attached hereto as Exhibit F) ("Escrow and Pledge Agreement") whereby the proceeds of this Offering will be subject to a security interest in favor of the Subscribers and will be disbursed only in accordance with the terms thereof;

Syncronys Subscription Final

                 (iii) the Common Stock issuable upon conversion of the Debenture and exercise of the Warrants has been listed on the OTC Bulletin Board, subject to official notice of issuance;

                 (iv) the representations and warranties of the Company are true and correct in all material respects as of the Closing as if made on such date, and the Company shall deliver an officer's certificate, signed by at least one officer of the Company, to such effect to the Escrow Agent;

                 (v) there have been no material adverse changes in the Company's business prospects or financial condition since the date of the Company's balance sheet dated March 31, 1996 contained in the Disclosure Documents (as defined below in Section 2.2); and

                 (vi) the Company shall have reserved for issuance upon conversion of the Debentures and exercise of the accompanying Warrants a sufficient number of shares of Common Stock which number of shares shall initially be Eight Million (8,000,000) shares.

2. Subscriber's Representations and Covenants; Access to Information; Independent Information; And Independent Investigation.

         The Subscriber hereby makes the following representations and warranties to the Company (which shall be true at the signing of this Agreement, as of Closing, and as of any such later date as contemplated hereunder) and agrees with the Company that:

         2.1 Offshore Transaction. The Subscriber represents and warrants to the Company that (i) Subscriber is not a U.S. person ("U.S. person") as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit G) including, without limitation if a corporation or partnership,
                 (a) it is organized under the laws of a jurisdiction other than the United States and (b) if organized by a U.S. person principally for the purpose of investing in securities not registered under the Act, it was organized or incorporated and is owned by accredited investors (as defined in Rule 501(a) of Regulation D under the Act) who are not natural persons, estates or trusts; (ii) the Securities were not offered to the Subscriber in the United States and at the time of execution of this Subscription Agreement the Subscriber was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any U.S. person or buyer in the United States; (iv) the Subscriber agrees, and to the knowledge of the Subscriber, without any independent investigation, each distributor, if any, participating in the offering of the Securities, has agreed, that all offers and sales of the Securities prior to the expiration of a period commencing on the date of the last closing of a sale and purchase of Debentures (the "Last Closing") and ending forty
                 (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; (v) subscriber is not an underwriter, dealer, or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Securities offered or sold in reliance on Regulation S; and (vi) Subscriber is not an underwriter of the Securities within the meaning of Section 2(11) of this Act.

         2.2 Subscriber's Independent Investigation. The Subscriber, in offering to subscribe for The Securities hereunder, has relied solely upon an (i) independent investigation made by it and its representatives, if any, and (ii) the representations, warranties and disclosure statements of the Company set forth herein and in the Disclosure Documents (as defined below). Subscriber, prior to the date hereof, has been given access to and the opportunity to examine all material contracts and documents of the Company which have been filed as exhibits to the Company's filings made under the

Syncronys Subscription Final

                 Securities Exchange Act of 1934, as amended (the "Exchange Act"), through publicly available means. Subscriber has been provided with copies of the Company's (i) Annual Report on Form 10-KSB for the year ended June 30, 1995; (ii) Quarterly Reports on Form 10-QSB for the quarters ended September 30, 1995, December 31, 1995 and March 31, 1996; (iii) Risk Factors, attached as Exhibit H (iv) Capitalization Table, attached as Exhibit I and (v) Use of Proceeds, attached as Exhibit J; (collectively, the "Disclosure Documents"). In making its investment decision to purchase the Debentures and accompanying Warrants, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person (including, without limitation, statements made in the analyst report, dated May 3, 1996, sent to Subscriber by Placement Agent which was not prepared by the Company, and the Company makes no representation as to the accuracy or completeness of the information or any statement contained therein) other than as set forth in this Agreement (including the Exhibits hereto), or the Disclosure Documents. The Subscriber is an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit K. Subscriber has had the opportunity to ask questions of and receive answers from Company regarding the terms and conditions of the Offering of the Securities; and any information so requested has been made available to the full and complete satisfaction of the Subscriber; provided, however, the parties acknowledge that neither such review nor any other due diligence investigation conducted by the Subscriber shall in any way affect, limit or modify the Company's representations and warranties contained herein or the Subscriber's right to rely thereon and on the information contained in the Disclosure Documents.

         2.3 Subscriber's Economic Risk. The Subscriber understands and acknowledges that an investment in the Securities involves a high degree of risk. Subscriber acknowledges that there are limitations on the liquidity of the Securities. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities, including a possible total loss of investment. In making this statement, the Subscriber hereby represents and warrants to the Company that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; that Subscriber is able to afford to hold the Securities for an indefinite period; and that Subscriber further represents Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities to be received by the Subscriber. Further, the Subscriber represents, as of the date of signing this Agreement, that the Subscriber has no present need for liquidity in the Securities and the Subscriber is willing to accept such investment risks.

         2.4 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of the Company, the Offering or the subscription for or merits of an investment in the Securities.

         2.5 No Directed Selling Efforts in Regard to this Transaction. To the knowledge of the Subscriber, without any independent investigation, neither the Company, Placement Agent, nor any distributor participating in the Offering (if any), nor any person acting for the Company, Placement Agent or any such distributor, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902(b) of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a

Syncronys Subscription Final
                 general circulation in the United States, that refers to the offering of the Securities in reliance on Regulation S.

         2.6 Company's Reliance on Representations of Subscribers. This Agreement is made by the Company with each Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which reliance by his, her or its execution of this Agreement the Subscriber hereby confirms.

         2.7 Securities Not Registered Under the Act or Any State Act. Subscriber understands that the Debentures, the Warrants and the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants have not been registered under the Act or any state securities laws ("State Acts") and are being offered and sold pursuant to Regulation S based in part upon the representations of Subscriber contained herein. The Common Stock issuable upon conversion of the Debentures and exercise of the Warrants does, however, carry certain registration rights as set forth in the Registration Rights Agreement, substantially in the form of Exhibit C (see Section
                 7.4 below) executed by the parties hereto.

         2.8 No Public Solicitation. Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

         2.9 Investment Intent. Subscriber is acquiring the Debentures and Warrants to be issued and sold hereunder (and the Shares issuable upon conversion of the Debentures and exercise of the Warrants) for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a present view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless such Debentures, such Warrants or such Shares are registered pursuant to the Act and any applicable State Acts, or an exemption from such registration is available, and that the Company has no present intention of registering any such sale of the Debentures, the Warrants or Shares other than as contemplated by the Registration Rights Agreement. Subscriber represents and warrants to the Company, as of the date of this Agreement, that Subscriber has no present plan or intention to sell the Debentures, the Warrants or the Shares in the United States at any predetermined time, and has made no predetermined arrangements to sell the Debentures, the Warrants or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has entered, has the intention of entering, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Debentures, the Warrants or the Shares anytime after the earlier of (i) the time Subscriber first received the term sheet (the "Term Sheet") concerning this Offering and (ii) the time that Subscriber was first notified by Placement Agent of the existence of the Offering (the earlier of which is referred to as the "Time of Notification of the Offering") until the end of the Restricted Period, or for the intended purpose of lowering the price at which the Debentures are convertible into Shares.

         2.10 Subscriber Not to Sell or Transfer Securities in Violation of the Securities Laws. Subscriber covenants that he, she or it will not knowingly make any sale, transfer or other disposition of the Debentures, the Warrants or the Shares in violation of (1) the Act (including Regulation S), the Exchange Act, any applicable State Acts or the rules and regulations of the Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder, or (3) the terms of this Agreement.

         2.11 Subscriber's Power and Authority. Subscriber has the full power and authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by Subscriber, will constitute a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

Syncronys Subscription Final

         2.12 Signatory's Representation. The signatory to this Agreement hereby represents and warrants that he, she or it is either:

                 (a) not a U.S. person (as defined in Regulation S), and is not located in the U.S. at the time of signing this Agreement, or

                 (b) a professional fiduciary of Subscriber (as described in Section (o)(2) through (o)(4) of Rule 902 of Regulation S), acting solely in his capacity as holder of such account, as a fiduciary, executor, administrator, or trustee, and has completed and signed the accompanying Certificate (Exhibit L) and forwarded it to Placement Agent.

         2.13 No Tax Advice From Company or Its Agents. Subscriber has reviewed with his, her or its own tax advisors the foreign, U.S. federal, state and local tax consequences of this investment, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors with respect to tax advice, and not on any statements or representations of the Company, Placement Agent or any of their agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         2.14 No Legal Advice from Company or Its Agents. Subscriber acknowledges that he, she, or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his, or her or its own legal counsel. Subscriber is relying solely on such counsel with respect to legal advice, and not on any statements or representations of the Company, Placement Agent or any of their agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and the opinion provided for in paragraph 7.3 herein.

         2.15 Offering Material Statements. Subscriber acknowledges that all offering materials and documents received by it in connection with the offers and sales of the Securities included statements to the effect of those contained in the first legend set forth on the first page of this Agreement.

         2.16 No Scheme to Evade Registration. Subscriber's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme by Subscriber to evade the registration provisions of the Act.

3.       Resales of Securities by Subscriber.

         Subscriber acknowledges, covenants and agrees that the Securities may and will only be resold by it in the U.S. (a) in compliance with Regulation S and applicable State Acts, if any; or (b) pursuant to an exemption from registration under the Act other than Regulation S; or (c) pursuant to an effective and current Registration Statement under the Act. In addition, in connection with any resale of the Debentures or Warrants in accordance with clause (a) or (b), above, the Subscriber will deliver to the Company and will cause the purchaser to deliver to the Company the documents described in
Section 3.1 and 3.2 below, respectively:

         3.1. Documents to be Delivered for Offshore Regulation S Resales. If any Debenture or Warrant is being resold to an offshore purchaser in compliance with Regulation S:

                 1. Sales Agreement, executed by Subscriber and purchaser (substantially in the form of Exhibit M);

                 2. Seller Representation Letter to Offshore Purchaser (substantially in the form of Exhibit N);

Syncronys Subscription Final

                3. Purchaser Representation Letter (substantially in the form of Exhibit O);

                4.      Assignment (substantially in the form of Exhibit P); and

                5. Seller's Instruction Letter (substantially in the form of Exhibit Q).

        3.2 Documents to be Delivered for Resales into the United States. If any Debenture or Warrant is being resold to a purchaser in the U.S. pursuant to an exemption from registration under the Act:

                1. Sales Agreement, executed by both Subscriber and purchaser (substantially in the form of Exhibit M);

                2. Seller Representation Letter to U.S. Purchaser (substantially in the form of Exhibit R);

                3. Purchaser Representation Letter (substantially in the Form of Exhibit O);

                4.      Assignment (substantially in the form of Exhibit P); and

                5. Seller's Instruction Letter (substantially in the form of Exhibit Q).

                Upon receipt of the executed documents listed above, the Company will effect the transfer of the Debentures or Warrants on the Company's books and will issue and deliver new Debentures or Warrants in the purchaser's name (and, in the case of a resale pursuant to Section 3.2 after the Restricted Period, free of any restrictive legend) within three (3) business days of such receipt. The provisions of this Section 3 shall not apply to subsequent resales of Debentures or Warrants that have previously been sold by Subscriber in compliance with this
                Section 3, and the Company shall or shall cause the Transfer Agent to remove the Legend on any subsequent resale after the Restricted Period.

4.      Legends; Subsequent Sale of Securities.

        4.1 Debenture Legend. Upon issuance, the Debenture shall bear a legend substantially in the form of the first legend set forth on the first page of this Agreement and any other legend or legends as reasonably required to comply with the state, U.S. federal, or foreign law.

        4.2 Removal of Debenture Legend for Pledge With a Margin Account. Upon the submission, at any time after the expiration of forty
                (40) days after the Last Closing, by Subscriber of a written request for removal of the restrictive legend for the purpose of a bona fide pledge or deposit of Debentures with a margin account, together with the Debentures for which legend removal is being requested and a Certificate substantially in the form of Exhibit S, the Company shall immediately reissue the Debentures without any restrictive legend, and the Company shall irrevocably instruct its designated transfer agent ("Transfer Agent") to do so, assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of such submission. Except for the requirements otherwise set forth in this Agreement, and assuming there are no changes after the date hereof in the material facts set forth in Section 2 of the Agreement (other than subsections which by their terms would be inapplicable at such time) or applicable law, no action other than as set forth in this Section 4.2 shall be required of the Subscriber to remove the restrictive legend (unless such pledge or deposit would constitute a violation of securities law).

Syncronys Subscription Final

         4.3     The Shares Obtained Upon Conversion.

                 (a) No Restrictive Legend. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement (other than subsections which by their terms would be inapplicable at such time) or applicable law from the date hereof until the Date of Conversion (as that term is defined in the Debentures) of the Debentures by Subscriber, the Shares so obtained shall not bear any restrictive legend, nor shall any stop order be placed on the books of the Transfer Agent, provided that the Subscriber delivers to the Company a Notice of Conversion and Resale in the form attached hereto as Exhibit T (the "Notice of Conversion").

                 (b) Subscriber's Rights in the Event Shares Issued with a Restrictive Legend. In the event that the Company issues Shares with a restrictive legend upon Conversion by the Subscriber and there have been no changes in the material facts set forth in Section 2 of this Agreement (other than subsections which by their terms would be inapplicable at such time) or applicable law from the date hereof until the Date of Conversion, then Subscriber, at its option, may require the Company immediately to either (i) redeem the Debentures submitted for conversion at the redemption price determined under Section 5(a)(i) of the Debentures or (ii) demand (without any other Subscriber's participation) that the Company file a registration statement under the Act covering the registration of the Common Stock which has been issued with such restrictive legend and the Common Stock issuable upon conversion of such Subscriber's remaining Debentures then outstanding pursuant to the terms of the Registration Rights Agreement; provided, however, that nothing hereunder shall affect any other Subscriber's rights under the terms of the Registration Rights Agreement.

                 (c) Issuance of Additional Shares. In the event that the applicable Conversion Price, as that term is defined in the Debenture (the "Resubmission Conversion Price") for (i) the date that such registration statement demanded under Section 4.3(b) above becomes effective, or (ii) the date that the Company reissues and delivers to Subscriber such Shares without restrictive legend, whichever is earlier (the "Resubmission Date"), is less than the applicable Conversion Price on the date that the Subscriber initially submitted such Debentures for conversion, then the Company shall issue additional Shares of Common Stock to Subscriber equal in number to the difference between the number of Shares initially issued upon conversion and the number of Shares to which the Subscriber would have been entitled had the Resubmission Conversion Price been in effect on such Resubmission Date.

                 (d) Payment for Failure to Register. The Company shall pay to a Subscriber who has demanded registration under Section 4.3(b) an amount equal to five percent (5%) per month of the aggregate principal amount of such Subscriber's Debentures which were outstanding immediately prior to the delivery of the Notice of Conversion contemplated under Section 4.3(a), compounded monthly and accruing daily, payable in cash by the fifth (5th) day of the month following such demand and the fifth (5th) day of each month thereafter that (i) a registration statement demanded under Section 4.3(b) is not effective, or (ii) the Company has not re-issued and delivered to Subscriber Shares without a restrictive legend, whichever is earlier.

         4.4 Warrant Shares. The Warrants are not exercisable for a period of one hundred five (105) days after issuance, and the Common Stock issuable upon exercise of the Warrants ("Warrant Shares") shall not bear a restrictive legend.

Syncronys Subscription Final

         4.5 The Company's Instructions to Transfer Agent. The Company will issue to its Transfer Agent an irrevocable instruction letter (the "Irrevocable Instructions to Transfer Agent") substantially in the form of Exhibit E to convert the Subscriber's Debentures to Common Stock (in accordance with the Debenture and so long as Section 4.3 is complied with, free of any restrictive legend) upon receipt of a valid Notice of Conversion from a Subscriber and the original Debentures, and such other documents as are required by this Agreement or the Debenture. The Company shall similarly irrevocably instruct its transfer agent to issue Warrant Shares without restrictive legend upon exercise assuming that the holder of the Warrant Shares delivers an exercise form substantially in the form of Exhibit A to the Warrant. The Company covenants and agrees that, in the event the Company's agency relationship with its Transfer Agent should be terminated for any reason prior to a date which is five (5) years after the Last Closing, the Company shall immediately appoint a new transfer agent, and shall require that such transfer agent execute, and agree to be bound by the terms of, the same Irrevocable Instructions to Transfer Agent.

5.       Capital Raising Limitations; Rights of First Refusal.

         5.1 Capital Raising Limitations. The Company shall not issue any Common Stock or any other securities convertible into or exercisable for Common Stock for cash in private capital raising transactions ("Future Offerings") for a period beginning on the date hereof and ending one hundred five (105) days after the Last Closing without obtaining the prior written approval of Subscribers holding a majority of the purchase price of Debentures then outstanding, which approval will not be unreasonably withheld. The Subscriber shall respond to Company, in writing, via facsimile, during the three (3) business day period following receipt of a written request for approval of a proposed Future Offering, and such response shall indicate whether or not Subscriber approves of such proposed Future Offering. If Subscriber fails to respond within such three (3) business day period, such Subscriber shall be deemed to approve the proposed Future Offering.

         5.2 Subscriber's 180 Day Right of First Refusal. The Company will not conduct any Future Offerings for a period beginning on the date hereof and ending one hundred eighty (180) days after the Last Closing without delivering to the Subscriber, at least seven (7) days prior to the closing of such issuance, written notice via facsimile and via overnight or two (2) day courier describing the proposed issuance and the terms upon which such securities are being issued. The Subscriber shall respond to Company in writing via facsimile during the three (3) business day period following receipt of written notice and shall indicate whether or not the Subscriber will purchase the securities being offered in the Future Offerings on the same terms as contemplated by such Future Offerings and in the amount set forth below (the limitations referred to in this and the immediately preceding sub-section are collectively referred to as the "Capital Raising Limitation").

         5.3 Amount of Subscriber's Right of First Refusal. The amount of securities which a Subscriber is entitled to purchase in such a Future Offering shall be a number obtained by multiplying the aggregate amount of securities being offered in the Future Offering by a fraction, the numerator of which is the purchase price of the Debentures purchased by the Subscriber pursuant to this Agreement and the denominator of which is the aggregate dollar amount of Debentures placed in this Offering.

         5.4 Exceptions to the Capital Raising Limitation. The Capital Raising Limitation shall not apply to any transaction involving the Company's commercial banking arrangements or issuances of securities in connection with a merger, consolidation or purchase or sale of assets, or in connection with or as part of the same transaction as a joint venture or other acquisition or disposition of a business, a product or a license by the Company or exercise of options by employees, consultants or directors or any

Syncronys Subscription Final
                 transaction with a strategic corporate partner. The Capital Raising Limitation also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date of the Last Closing, or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option, or restricted stock plan. Additionally, the Capital Raising Limitation shall not apply to any public offerings undertaken by the Company. The Capital Raising Limitation also shall not apply to any issuance of securities in connection with the settlement of any lawsuits currently pending against the Company; provided, however, that such securities must be restricted securities with registration rights commencing no earlier than one (1) year after the Last Closing.

6.       Representations and Warranties of Company.

         The Company hereby makes the following representations and warranties to the Subscribers (which shall be true at the signing of this Agreement, as of Closing, and as of any such later date as contemplated hereunder) and agrees with the Subscribers that:

         6.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of state of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission involving an issue of more than Ten Thousand Dollars ($10,000.00) which have not been disclosed in the Disclosure Documents referred to in Section
                 2.2 above.

         6.2 Corporate Condition. The Company's condition was, in all material respects, as described in the Disclosure Documents at the respective dates thereof, including without limitation the reports filed pursuant to the Exchange Act and described in
                 Section 2.2. There has been no material adverse change in the Company's business, financial condition or prospects since March 31, 1996. The Company's business and financial condition is as set forth in the Disclosure Documents, taken as a whole, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. The financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position and results of operation and cash flows of the Company on a consolidated basis, for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents, taken as a whole. The Company has paid all material taxes which are due, except for taxes which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents, taken as a whole, do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein and herein necessary to make statements contained therein and herein not misleading in the light of the circumstances under which they were made.

         6.3 Authorization. All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement, the Escrow and Pledge Agreement, the performance of all obligations of the Company hereunder and the authorization,

Syncronys Subscription Final
                 issuance and delivery of the Debentures and Warrants being sold hereunder and issuance (and reservation for issuance) of the Common Stock obtainable on conversion of the Debentures and exercise of the Warrants will have been taken by Closing, and this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement, the Escrow and Pledge Agreement will constitute at Closing and thereafter valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to general principles of equity and public policy.
                 The Company has obtained all consents and approvals required for it to execute, deliver, and perform this Agreement. The Company is not in violation of or default under any provisions of its Articles of Incorporation or By-laws, as amended and in effect on and as of the date of this Agreement, or of any material provision of any instrument or contract to which it is a party or by which it is bound or of any material provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company except where such violation, default and/or conflict would have no material adverse affect on the Company's business prospects or financial condition, or on the transaction contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, in each instance which would have a material adverse effect on the Company's business or prospects.

         6.4 Valid Issuance of Securities. The Debentures and Warrants, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued and binding obligations of the Company, enforceable in accordance with their terms, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Debentures or exercise of the Warrants, when issued in accordance with the terms of the Debentures and the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber of the Debentures and accompanying Warrants, will be issued in compliance with all applicable U.S. federal securities laws and State Acts. The Shares will be issued free of any preemptive right. The Company currently has at least Eight Million (8,000,000) shares reserved for issuance upon conversion of the Debentures or exercise of the Warrants.

         6.5 Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(1) of Regulation S and it has a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or is required to file reports pursuant to
                 Section 13 or 15(d) of the Exchange Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve (12) months preceding the date hereof (or for such shorter period as the Company was required by law to file such material), and all such filings have been made on a timely basis. The Company undertakes to furnish the Subscriber with copies of such information as may be reasonably requested by the Subscriber prior to consummation of this Offering and, thereafter, as long as Subscriber holds Debentures or Warrants.

         6.6 No Securities Offered in U.S. or to any U.S. Person. The Company represents that it has not offered the Debentures and accompanying Warrants to the Subscriber in the U.S. or to any person in the United States or any U.S. person (as defined in Regulation S) unless such U.S. person is a professional fiduciary of a non-U.S. person (as defined in Section (o) (2) through (o) (4) of rule 902 of Regulation S).

Syncronys Subscription Final

         6.7 No Directed Selling Efforts in Regard to this Transaction. Neither the Company, nor any person acting for the Company, Placement Agent or any such distributor, has conducted any "directed selling efforts" in the United States, as the term "directed selling efforts" is defined in Rule 902(b) of Regulation S, which in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being offered in reliance upon Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the Securities.

         6.8 Capitalization Structure of the Company. The capitalization of the Company, after giving effect to the issuances of the Securities in this Offering, is as set forth in Exhibit I as of the date specified therein; provided that there are no material changes to the capitalization of the Company from the date set forth in Exhibit I to the date of Closing.

         6.9 Termination Date of Offering. In no event shall the Last Closing of a sale of a Debenture and Warrants occur later than May 31, 1996, which date can be extended by up to ten (10) days upon written approval by the Company and the Placement Agent.

         6.10 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts as set forth in Exhibit J hereto. These purposes and amounts are estimates and are subject to change.

         6.11 Intellectual Property. The Company has valid, unrestricted, enforceable and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business, as set forth in Schedule IP-1 (Section A). The Company also has trade secrets necessary to the conduct of its business which are necessarily secret and cannot be disclosed to the Subscribers. The Company has granted licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted, enforceable and exclusive patents, trademarks, trademark registrations trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business, as set forth in Schedule IP-1 (Section B).

                 Company has been granted licenses or has been assigned or has otherwise had transferred to it from other persons or entities the use of patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Schedule IP-2.

                 To the best of the Company's knowledge, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that are necessary for the conduct of the Company's business as presently conducted or as planned to be conducted in the future.

         6.12 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs, or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Placement Agent in connection with this Offering. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties

Syncronys Subscription Final
                 including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

7.       Covenants of Company.

         7.1     Independent Auditors.  The Company shall, until at least five
                 (5) years after the date of the Last Closing, maintain as its independent auditors an accounting firm authorized to practice before the Commission.

         7.2 Corporate Existence and Taxes. The Company shall, until at least the earlier of five (5) years after the date of the Last Closing or the conversion or redemption of all the Debentures or exercise of all the Warrants purchased pursuant to this Agreement maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Debentures and accompanying Warrants) and shall pay all its material taxes when due except for taxes which the Company reasonably disputes.

         7.3 Opinion of Counsel. Subscriber shall, upon purchase of the Debentures and accompanying Warrants, receive an opinion letter or letters from outside counsel to the Company, substantially in the form(s) attached hereto as Exhibit D, to the effect that (i) the Company is duly incorporated and validly existing under the laws the state of Nevada; (ii) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement, the Escrow and Pledge Agreement, the issuance of the Debentures, and the issuance of the Common Stock upon conversion of the Debentures (and the reservation of a sufficient number of shares of Common Stock into which the Debentures can be converted) the issuance of the Warrants, and the exercise into Common Stock upon exercise of the Warrants (and the reservation of a sufficient number of Shares into which the Warrants can be exercised) have been duly authorized by all required corporate action assuming that there are sufficient authorized and reserved shares of Common Stock, and, if there is not a sufficient number of shares of Common Stock authorized or reserved, the Company's Articles of Incorporation and By-laws do not prohibit the authorization or reservation of additional shares of Common Stock, and that all such Shares, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement and the Escrow and Pledge Agreement constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies;
                 (iv) based upon the representations and warranties of the Subscribers contained in the Regulation S Subscription Agreements entered into in connection with the Offering, the issuance of the Debentures and accompanying Warrants has been effected in compliance with Regulation S, and the issuance of the Shares upon conversion of the Debentures and exercise of the Warrants in accordance with their terms by the Subscriber (assuming that no commission or other remuneration is paid or given, directly or indirectly, for soliciting such conversion) will not be subject to the registration provisions of the Act; and (v) the execution, delivery and performance of this Agreement and the other agreements entered into in connection herewith, does not conflict with or result in a breach of the Company's Articles of Incorporation, By-laws, or any material agreement known to Company's counsel, to which the Company is a party or by which its property is bound or any judgment or decree known to Company's counsel, to which the Company is subject. Company's counsel may assume in the foregoing opinion that the Disclosure Documents, taken as a whole, do not omit to state a material fact or contain any misstatements of material fact; provided that Company's

Syncronys Subscription Final
                 counsel has no reason to believe that such Disclosure Documents contain any such omissions or misstatements.

         7.4 Registration Rights. The Company will grant Subscriber the registration rights covering the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants on the terms of the Registration Rights Agreement substantially in the form attached hereto as Exhibit C.

         7.5 Notification of Final Closing Date & Restricted Period by Company. Within five (5) business days after the Last Closing, the Company shall notify the Subscriber in writing that the Last Closing has occurred, the date of the Last Closing, the date upon which the forty (40) day Restricted Period will terminate with respect to the Securities, the dates that the subscribers are entitled to convert the respective portions of their Debentures and exercise their Warrants, the value of the Fixed Conversion Price, as that term is defined in the Debenture, and the name and telephone number of an administrative contact person at the Company whom the Subscriber may contact regarding information related to conversion of the Debenture and/or advance notice of redemption as contemplated by the Debenture.

         7.6 Payments for Late Conversion or Failure to Reserve Authorized but Unissued Common Stock.

                 (a) Payments for Late Conversion. As set forth in the Debenture, the Company shall use its best efforts to issue and deliver, within two (2) business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in the proper form required for conversion (the "Deadline") (including the original Debenture(s)), to such Holder of Debentures at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled upon submission of a notice of conversion. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the date of receipt by the Company of a notice of conversion and the Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Debentures to be converted, all in accordance with the subscription documents):

                                            Late Payment For Each
                                       $10,000 Of Debenture Principal
           No. Business Days Late           Amount Being Converted
                   1                                  $25
                   2                                  $50
                   3                                  $75
                   4                                  $100
                   5                                  $125
                   6                                  $150
                   7                                  $175
                   8                                  $200
                   9                                  $225
                   10                                 $250
                   >10                                $250 + $50 for each
                                                      Business Day Late beyond 10 days

Syncronys Subscription Final

                          To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 7.6 is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 7.6(a) shall not apply but instead the provisions of Section 7.6(b) shall apply.

                          The Company shall pay any payments incurred under this Section 7.6(a) in immediately available funds within three (3) business days from the date of issuance of the applicable shares of Common Stock. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Holder pursuant to the terms of the Debenture.

                 (b) Payments for Failure to Reserve Authorized but Unissued Common. If, at any time a Holder of Debentures submits a Notice of Conversion (as defined in the Debenture) or exercises its Warrants and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures under Section 4 of the Debenture or to issue the Common Stock upon exercise of the Warrants (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted or the exercise form as to any Shares of Common Stock not issued upon exercise of the Warrants (the "Unconverted Debentures or Unexercised Warrant Shares") shall become null and void. The Company shall provide notice of such Conversion Default ("Notice of Default") to all Holders of outstanding Debentures or unexercised Warrants, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two (2) day courier). No Holder may submit a Notice of Conversion or Warrant exercise form after receipt of a Notice of Conversion Default until the date additional shares of Common Stock are authorized by the Company.

                          The Company agrees to pay to all Holders of outstanding Debentures or Warrants payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Debentures held by each Holder plus, if the Closing Bid Price (as defined in the Debenture) on the Conversion Default Date exceeds the exercise price of the Warrants ("Excess Value"), the aggregate Excess Value of the outstanding Warrants held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures and issuance of Unexercised Warrant Shares. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures and Warrants, by facsimile, within one (1) business day after the Authorization Date (with the original delivered by overnight or two
                          (2) day courier) that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate (as that term is defined in the Debenture), at the Holder's option, payable as follows: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to each Holder of outstanding Debentures or outstanding Warrants by the fifth (5th) day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the Conversion Rate at any time after the fifth (5th) day of the calendar month following the month the Authorization Notice was received, until the automatic conversion date set forth in the Debenture. The

Syncronys Subscription Final

                          Company will use its best effort to increase the number of authorized shares as soon as practicable following the Conversion Default. With Holder's consent, shares reserved for issuance upon exercise of such Holder's Warrants may be used to fulfill the Company's obligation to issue Common Stock upon Conversion if there are insufficient authorized shares; provided, that payments required under this
                          Section 7.6(b) shall continue to apply until a sufficient number of shares are authorized to effect conversion of all remaining Debentures and issuance of the Unexercised Warrant Shares.

                          Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

         7.7 Listing. The Company shall maintain the listing of the shares of Common Stock on the OTC Bulletin Board or another national securities exchange or quotation system.

         7.8 Events of Default. The Company shall promptly upon Company's knowledge of an Event of Default under the Debentures (as defined therein) give notice of such Event of Default to Subscribers.

8.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the state of New York, U.S.A. applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the County of Los Angeles in the State of California, U.S.A.

9.       Entire Agreement; Written Amendments Required

         This Agreement, the Debentures, the Registration Rights Agreement the Irrevocable Instructions to Transfer Agent, the Escrow Agreement, the Escrow and Pledge Agreement, the Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.      Written Notices, Etc.

         Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by either overnight or two (2) day courier), addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.      Execution in Counterparts Permitted

         This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

Syncronys Subscription Final

12.      Representations and Warranties Survive the Closing; Agreement is
         Severable.

         The Subscriber's and the Company's representations and warranties shall survive the closing of the transaction notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.      Titles and Subtitles; Gender.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

14.      Exact Registered Name of Security Holder; Offshore Delivery
         Instructions.

         Subscriber agrees to provide Company with the exact name in which he, she or it wishes the Securities to be registered by providing that information on the accompanying signature page of this Agreement. Additionally, Subscriber also agrees to provide Company with detailed delivery instructions to an offshore addressee and will also provide that information on the accompanying signature page of this Agreement.

15.      Subscriber to Forward Original Signed Subscription Agreement to
         Company.

         Subscriber agrees to courier to Company his, her or its original inked signed Subscription Agreement within two (2) days after faxing said signed agreement to the Placement Agent.

16.      Limitations on Assignment of this Agreement.

         Neither party to this Agreement may assign this Agreement without the written consent of the other (which may be withheld for any reason); provided, however, that Subscriber may assign its rights to any accredited investor who is a non-U.S. person controlled by, controlling or under common control with the Subscribers or to any other accredited investor who is a non-U.S. person to which it transfers Securities. Further, this provision does not limit the Subscriber's right to transfer the Securities pursuant to the terms of the Debenture, the Warrant and this Agreement.

17.      Subscription and Wiring Instructions; Irrevocability.

         (a) Subscriber shall send its signed Subscription Agreement by facsimile to Placement Agent at (770) 640-7150, and shall send its subscription funds by wire transfer, to the Escrow Agent as follows:

                          First Union National Bank of Georgia
                          Attn: Rick Schaal
                          Corporate Trust Administration
                          999 Peachtree Street, N.E., Suite 1100
                          Atlanta, Georgia 30309
                          Fax: 404-827-7305

Syncronys Subscription Final

                          ABA Number: 053000219
                          Account Number: 465946
                          Attn:   Claire Moore
                          Reference:
                          Acct Name: SYNCRONYS SOFTCORP/Swartz Investments, LLC
                          Ref:    Subscriber's Name
                          Acct:   3072233078
                          Contact: Nicole Stefanini
                                   404-827-7326

                          SWIFT Code: FUNBUS33

         (b) The Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by the Subscriber, that this Agreement is irrevocable and that the Subscriber is not entitled to cancel, terminate or revoke this Agreement; provided, however, that if the conditions to Closing are not satisfied or if the Disclosure Documents, taken as a whole, are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, the Subscriber may revoke or cancel this Agreement.

         (c) This Agreement shall be accepted by the Company when the Company countersigns this Agreement. The Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Subscriber, in whole or in part, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, the Company will promptly return any rejected payments (together with any interest earned on such rejected funds in the Escrow account) and (if rejected in whole) copies of all executed subscription documents (including without limitation this Agreement) to Subscriber.

18.      Indemnification.

         The Company shall indemnify and hold harmless the Subscriber and the Placement Agent and each of their officers, directors, employees, partners, control persons and agents (a "Subscriber Indemnified Party") who is or may be a party to any threatened, pending, or completed action, suit or proceeding of any kind, against any losses, damages, liabilities and expenses (including reasonable attorneys fees) suffered or incurred by a Subscriber Indemnified Party and not otherwise reimbursed, arising from or due to the breach of any representations or warranties made by the Company contained in this Agreement, or any material omission or misstatement by Company contained in this Agreement and the Disclosure Documents, taken as a whole.

         The Subscriber shall indemnify and hold harmless the Company and each of its officers, directors, employees, partners, control persons and agents (a "Company Indemnified Party") who is or may be a party to any threatened, pending, or completed action, suit or proceeding of any kind, against any losses, damages, liabilities and expenses (including reasonable attorneys fees) suffered or incurred by a Company Indemnified Party and not otherwise reimbursed, arising from or due to the breach of any representation or warranty made by the Subscriber contained in this Agreement.

                           [Intentionally Left Blank]

Syncronys Subscription Final

19.  Amount

         The undersigned hereby subscribes for _______________________________ principal amount of Debentures and the appropriate number of accompanying Warrants (as determined herein), and pays herewith funds in the amount of __________________________ U.S. Dollars ($ ______ U.S.) on the terms and conditions of this Agreement.

         The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         Dated this _______ day of _________________, 1996.

                      /SIG/
- -------------------------------------------                 ----------------------------------------------------
                 Your Signature                             EXACT NAME IN WHICH YOU WANT
                                                            THE SECURITIES TO BE REGISTERED
                                                            (Please Print Exact Registered Name)

                                                            OFFSHORE DELIVERY INSTRUCTIONS:
- -------------------------------------------                 ----------------------------------------------------
                 Name: Please Print                         Please type or print address where your
                                                            security is to be delivered.


                                                            ATTN:
                                                                    -------------------------------------------

- -------------------------------------------                 ----------------------------------------------------
Title/Representative Capacity (if applicable)               Street Address


- -------------------------------------------                 ----------------------------------------------------
Name of Company You Represent (if applicable)               Street Address


- -------------------------------------------                 ----------------------------------------------------
Place of Execution of this Agreement                        City, State or Province, Country


                                                            ----------------------------------------------------
                                                                    Offshore Postal Code

                                                            ----------------------------------------------------
                                                            Phone Number (For Federal Express)

                                                            ----------------------------------------------------
                                                            Facsimile Number (re: Notice)



THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE _______ DAY
OF __________ 1996.

                                  SYNCRONYS SOFTCORP

                                  By:  /s/ RAINER POERTNER
                                      -------------------------------------
                                           (Signature)
                                  Print Name: Rainer Poertner
                                  Title: President

Syncronys Subscription Final